UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
March 26, 2019
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

On March 26, 2019, Independent Bank Corp. (“Independent”) and Blue Hills Bancorp, Inc. (“Blue Hills Bancorp”) issued a joint press release reporting the following in connection with the previously announced merger of Blue Hills Bancorp with and into Independent:

•	All regulatory approvals relating to the merger have been received and applicable regulatory waiting periods have expired.

•	The merger's legal closing will be effective April 1, 2019.

A copy of the news release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

The transaction remains subject to the satisfaction of customary closing conditions.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Joint press release of Independent Bank Corp. and Blue Hill Bancorp, dated March 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	March 26, 2019	By:	/s/ Robert D. Cozzone
Robert D. Cozzone
Chief Financial Officer